Exhibit 4.1
[FACE OF CERTIFICATE]
VAA
VERISK ANALYTICS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE FOR CERTAIN DEFINITIONS AND TRANSFER RESTRICTIONS
CUSIP 92345Y 10 6
This Certifies that
is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.001 PAR VALUE, OF
VERISK ANALYTICS, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile signatures of the Corporation’s duly authorized officers.
Dated:

[SIGNATURE]
CORPORATE SECRETARY
[SIGNATURE]
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(NEW YORK, N.Y.)          TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE
[BACK OF CERTIFICATE]
     The shares of common stock represented by this certificate are subject to certain restrictions on transfer, limitations on beneficial ownership and other restrictions and limitations contained in the Corporation’s Certificate of Incorporation. Upon request, the Corporation will furnish any holder of shares of common stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporate Secretary of the Corporation at the principal office of the Corporation.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right

of survivorship and not as

tenants in common
UNIF GIFT MIN ACT-

Custodian

(Cust)		(Minor)
under Uniform Gifts to Minors

Act

(State)
UNIF TRF MIN ACT-

	Custodian (until age	)

(Cust)

under Uniform Transfers

(Minor)

to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.
For value received,                      hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

                                                             Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                             Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
DATED,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.